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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                     ------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 27, 2001



                             CONSECO FINANCE CORP.
                      CONSECO FINANCE SECURIZATIONS CORP.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware            333-92315 and 33-92315-01     41-1807858
           --------            -------------------------     ----------
(State or other jurisdiction    (Commission file number)   (IRS employer
     of incorporation)                                   identification No.)

 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)

   Registrant's telephone number, including area code:        (651) 293-3400
                                                        ----------------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.
         --------------------------------

          Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

          Not applicable.

Item 3.  Bankruptcy or Receivership.
         -------------------------

          Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

          Not applicable.

Item 5.  Other Events.
         ------------

          Not applicable.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

          Not applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

          (a) Financial statements of businesses acquired.

              Not applicable.

          (b) Pro forma financial information.

              Not applicable.

          (c) Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

          Exhibit No.    Description
          -----------    -----------

               4.1 Pooling and Servicing Agreement between Conseco Finance Securitizations Corp., as Seller, Conseco Finance Corp. as Originator and Initial Servicer, and U.S. Bank National Association, as Trustee, dated as of June 1, 2001, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-2.

                                       2
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               4.4       Transfer Agreement between Conseco Finance Corp., as
                         Seller, and Conseco Finance Securitizations Corp., as Purchaser, dated as of June 1, 2001.

               5.1 Opinion of Dorsey & Whitney LLP with respect to legality.

               8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

                                       3
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONSECO FINANCE SECURITIZATIONS CORP.

                                        By:  /s/ Phyllis A. Knight
                                            -------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer

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